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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 9, 2008

                            ZOLTEK COMPANIES, INC.
            (Exact name of registrant as specified in its charter)


   MISSOURI                        0-20600                       43-1311101
(State or other               (Commission File                (I.R.S. Employer
jurisdiction of                    Number)                     Identification
 organization)                                                     Number)


3101 MCKELVEY ROAD
ST. LOUIS, MISSOURI                                                63044
(Address of principal executive offices)                         (Zip Code)

                                (314) 291-5110
             (Registrant's telephone number, including area code)

                                NOT APPLICABLE
         (Former name or former address if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

                  On May 12, 2008, Zoltek Companies, Inc. (the "Registrant") issued a press release announcing its financial results on a preliminary basis for the quarter and six-month period ended March 31, 2008. A copy of the press release is attached hereto and incorporated herein as Exhibit 99.1. The information in this Item 2.02 of Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         (c) On May 12, 2008, the Registrant announced that it had appointed Andrew W. Whipple as the Registrant's Vice President and Chief Accounting Officer. Prior to joining the Registrant, from 1998 to 2003 Mr. Whipple served as Controller and later Chief Financial Officer of Digital Teleport, Inc., a telecommunications company. After Digital Teleport was acquired by CenturyTel in 2003, Mr. Whipple became Vice President of Operational Support CenturyTel, a telecommunications company, from 2003 to 2007. In 2007, Mr. Whipple joined E3 BioFuels, a biofuels company, where he served as its Chief Financial Officer until May 2008.

         Mr. Whipple's compensation package includes an annual salary of $200,000, an annual discretionary bonus opportunity, and a grant of 20,000 shares of restricted stock pursuant to the Registrant's 2008 Long-Term Equity Incentive Plan, which shares will vest over three years at the rate of one-sixth of the total shares on the first anniversary of his employment, two-sixths on the second anniversary of his employment, and three-sixths on the third anniversary of his employment. In addition, Mr. Whipple will be entitled to participate in the Registrant's standard employee benefit program, including a group insurance program, 401(k) plan and other benefits.

         A copy of a press release issued by the Registrant on May 12, 2008 is filed as Exhibit 99.2 to this Current Report on Form 8-K.


ITEM  9.01        FINANCIAL STATEMENTS AND EXHIBITS.

                  See Exhibit Index.


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                                  SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   May 14, 2008

                                           ZOLTEK COMPANIES, INC.



                                           By  /s/ Zsolt Rumy
                                              -------------------------------
                                              Zsolt Rumy
                                              Chief Executive Officer



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                                 EXHIBIT INDEX

 Exhibit
 Number                          Description
 -------                         -----------

 99.1              Press Release, dated May 12, 2008

 99.2              Press Release, dated May 12, 2008



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